UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 12, 2003

TECHNICAL OLYMPIC USA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23677	76-0460831

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

4000 Hollywood Blvd., Suite 500-N Hollywood, Florida	33021

(Address of principal executive offices)	(Zip code)

(954) 364-4000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

99.1	Press release to release results for fourth quarter and year ended December 31, 2002

Item 9. Regulation FD Disclosure

     On January 12, 2003, Technical Olympic USA, Inc. (the “Company”) issued a press release to release financial results for fourth quarter and year ended December 21, 2002. The release included the non-GAAP financial measurement of “earnings from continuing operations before merger and unusual charges” for the fourth quarter and for the full year ended Decmber 31, 2002. Management believes that the presentation of this non-GAAP financial measure provides investors a better understanding of the ongoing profitability of the Company’s operations and therefore is useful information to investors regarding the Company’s financial condition and results of operation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 17, 2003
TECHNICAL OLYMPIC USA, INC.

/s/ RANDY L. KOTLER

Randy L. Kotler Vice President — Chief Accounting Officer

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